METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED MARCH 15, 2011

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

The information in the paragraph about Fund ownership in the section entitled “Description of the Fund” is deleted and replaced with the following:

As of March 31, 2010, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2010, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.